(Note: WORD for DOS; courier 12; 1" margins)
                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                            ========


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  July 15, 1996
                                  =============

                    Realty Income Corporation
                    =========================
     (Exact name of registrant as specified in its charter)

                            Delaware
                            ========
                    (State of Incorporation)

                             1-13318
                             =======
                    (Commission File Number)

                           33-0580106
                           ==========
              (IRS Employer Identification Number)

       220 West Crest Street, Escondido, California  92025
       ===================================================
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (619)741-2111
                                                    =============

                         Not Applicable
                         ==============
  (Former name or former address, if changes since last report)

                                                      Page 1 of 7
                                       Exhibit Index is on Page 4

ITEM 5.  OTHER EVENTS
=====================

On July 15, 1996, Realty Income Corporation's board of directors was expanded to seven memeber. The two new directors are Richard
J. VanDerhoff, President and Chief Operting Officer of the
Registrant, and Willard H. Smith, formerly a managing director of Merrill Lynch & Co.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
==========================================

The following exhibit is filed with this report.

Exhibit No.     Description
- -----------     -----------

99.1 Press release announcing the expansion of the board of directors to seven members

                            SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    REALTY INCOME CORPORATION


(Signature and Title)                    /s/ MICHAEL R. PFEIFFER
Date: July 22, 1996                      ------------------------
                                         Michael R. Pfeiffer
                                         Vice President,
                                         General Counsel and
                                         Secretary

                                                      Page 3 of 7